POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name on any and all registration statements, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity and Variable Annuity products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this third day of March, 1997.



                                                  ------------------------------
                                                             /s/Amanda C. Sutyak

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name on any and all registration statements, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity and Variable Annuity products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this third day of March, 1997.



                                                  ------------------------------
                                                            /s/Nancy F. Brunetti

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity and Variable Annuity products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this third day of March, 1997.



                                                  ------------------------------
                                                               /s/Jan R. Carendi
                                                              Chairman

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity and Variable Annuity products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this third day of March, 1997.





                                                  ------------------------------
                                                            /s/Gordon C. Boronow

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Maria Patricia Paez, Assistant Vice President and Corporate Secretary of the Corporation, and in her absence, Mary Priscilla Pannell, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity and Variable Annuity products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this third day of March, 1997.



                                                  ------------------------------
                                                          /s/Malcolm M. Campbell

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity and Variable Annuity products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this third day of March, 1997.




                                                  ------------------------------
                                                         /s/Henrik C. Danckwardt

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity and Variable Annuity products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this third day of March, 1997.



                                                  ------------------------------
                                                         /s/Thomas M. Mazzaferro

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity and Variable Annuity products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this third day of March, 1997.




                                                  ------------------------------
                                                               /s/Wade A. Dokken

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity and Variable Annuity products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this third day of March, 1997.




                                                  ------------------------------
                                                              /s/C. Ake Svensson

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity and Variable Annuity products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this third day of March, 1997.



                                                  ------------------------------
                                                           /s/Lincoln R. Collins

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity and Variable Annuity products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this third day of March, 1997.



                                                  ------------------------------
                                                             /s/Gunnar J. Moberg

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity and Variable Annuity products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this third day of March, 1997.



                                                  ------------------------------
                                                         /s/Anders O. Soderstrom

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity and Variable Annuity products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this third day of March, 1997.



                                                  ------------------------------
                                                              /s/Bayard F. Tracy